UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2020

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Ctr. Dr., Ste. 1469, Cornelius, NC	28031
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2020, Jose Rodriguez resigned as the Chief Financial Officer of Good Hemp Inc. (the “Company”), and on September 15, 2020, the Board of Directors of the Company appointed Emma Setzer to serve as the Chief Financial Officer of the Company. Mr. Rodriguez’s resignation was not the result of any disagreement with the Company.

Emma Setzer is an accounting and management professional and comes to the Company with over 25 years of financial administration experience. The San Diego, California, native relocated to North Carolina in the early 1980s where she began her career in the construction and commercial development industry, serving critical roles in a host of prominent local projects in Charlotte, North Carolina, one of the nation’s fastest growing and most popular cities.

She transitioned from commercial development to the motorsports’ industry in 2003 when she took on the accounting, travel and office management responsibilities for Braun Racing, and later Turner-Scott Motorsports, a role she held until 2012. Ms. Setzer joined Spire Sports + Entertainment (“SS+E”) in 2014 as Chief Financial Officer, where her role expanded from fiduciary into much of the organization’s day-to-day operations. Over the next six years, she played a key role in transitioning SS+E’s service-based business into an emerging sports property stakeholder and competitor. She also championed the organization’s expansion into NASCAR and hockey team ownership, while furthering SS+E’s promotional and service offerings. SS+E’s affiliate, Spire Holdings, LLC, is an affiliate and major shareholder of the Company.

The Company has not yet entered into an employment agreement with Ms. Setzer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HEMP, INC.

Dated: September 17, 2020	By:	/s/ William Alessi
William Alessi
Chief Executive Officer

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